Exhibit 99.1

CyberOptics Announces Agreement to be Acquired by Nordson Corporation

CyberOptics Agrees to be Acquired for $54.00 Per Share in Cash

MINNEAPOLIS, MN, August 8, 2022 – CyberOptics Corporation (NASDAQ: CYBE) today announced that its Board of Directors has unanimously approved a definitive agreement pursuant to which Nordson Corporation (NASDAQ: NDSN) will acquire CyberOptics for $54.00 per share in cash for each outstanding share of common stock held. This purchase price represents a 47 percent premium to CyberOptics average closing stock price over the last 30 days and a 11 percent premium to CyberOptics 52-week high closing price.

“This is a compelling transaction that delivers substantial and immediate cash value to our shareholders and expands options for our customers going forward,” said Dr. Subodh Kulkarni, President and Chief Executive Officer. “We believe the combination has strong strategic logic and creates the right partnership to meet the evolving needs of our customers and growth opportunities for our employees.”

The boards of directors of both companies have approved the transaction, which is subject to approval by the holders of CyberOptics Corporation common stock, the expiration or termination of applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and other customary closing conditions. The transaction is expected to close before the end of 2022.

Barclays acted as exclusive financial advisor and Stinson LLP acted as legal advisor to CyberOptics Corporation.

About CyberOptics

CyberOptics Corporation (www.cyberoptics.com) is a leading global developer and manufacturer of high-precision 3D sensing technology solutions. CyberOptics’ sensors are used for inspection and metrology in the SMT and semiconductor markets to significantly improve yields and productivity. By leveraging its leading-edge technologies, the Company has strategically established itself as a global leader in high precision 3D sensors, allowing CyberOptics to further increase its penetration of key vertical markets. Headquartered in Minneapolis, Minnesota, CyberOptics conducts worldwide operations through its facilities in North America, Asia and Europe.

Important Information About the Transaction and Where to Find It

In connection with the proposed transaction, the Company plans to file a proxy statement (the “Proxy Statement”) with the Securities and Exchange Commission (“SEC”), in connection with the solicitation of proxies for a meeting of CyberOptics Corporation shareholders to be called at a future date (the “meeting”). Promptly after filing its Proxy Statement in definitive form with the SEC, the Company will mail the Proxy Statement to each shareholder entitled to vote at the meeting. Shareholders are urged to read the Proxy Statement (including any amendments or supplements thereto) and any other relevant documents that the Company will file with the SEC when they become available because they will contain important information about the proposed transaction and related matters. Shareholders may obtain, free of charge, copies of the Proxy Statement and any other documents filed by the Company with the SEC in connection with the transaction at the SEC’s website (http://www.sec.gov) or by contacting the investor relations department of the Company at:

cfuranna@cyberoptics.com

+1.763.542.5000

5900 Golden Hills Drive

Golden Valley, MN, 55416

Participants in the Solicitation

The Company, its directors and certain executive officers are or may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the proposed transaction. Information regarding such participants, including their direct or indirect interests, by security holdings or otherwise, can be found in the Company’s definitive proxy statement for the annual meeting held in May 2022, in any subsequent Statements of Change in Ownership on Form 4 filed by such individuals with the SEC, and will be included in the Proxy Statement and other relevant documents to be filed with the SEC in connection with the proposed transaction when the Proxy Statement becomes available.

FORWARD LOOKING STATEMENTS:

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Private Securities Litigation Reform Act of 1995 provides a safe harbor from civil litigation for forward-looking statements. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the potential timing or consummation of the proposed transaction or the anticipated benefits thereof, including, without limitation, future financial and operating results. Forward-looking statements may be identified by words such as “estimates,” “anticipates,” “projects,” “plans,” “expects,” “intends,” “believes,” “seeks,” “could,” “should,” “may” and “will” or the negative versions thereof and similar expressions and by the context in which they are used. Such statements are based upon our current expectations and speak only as of the date made. These statements are subject to various risks, uncertainties and other factors that could cause actual results to differ from those set forth in or implied by this press release. Factors that may cause such a difference include, but are not limited to, risks and uncertainties related to(i) the ability to obtain shareholder and regulatory approvals for the transaction with Nordson, or the possibility that such approvals may delay the transaction or that such regulatory approval may result in the imposition of conditions that cause the parties to abandon the transaction; (ii) the risk that a condition to closing of the merger may not be satisfied (iii) potential litigation relating to the proposed transaction that could be instituted against us or our directors; (iv) possible disruptions from the proposed transaction that could harm our business; (v) our ability to retain, attract and hire key personnel; (vi) potential adverse reactions or changes to relationships with customers, employees, suppliers resulting from the announcement or completion of the merger; (vii) potential business uncertainty, including changes to existing business relationships during the pendency of the merger that could affect our financial performance; and (viii) certain restrictions during the pendency of the merger that may impact our ability to pursue certain business opportunities or strategic transactions. Although we have made these statements based on our experience and expectations regarding future events, there may be events or factors that we have not anticipated. Therefore, the accuracy of our forward-looking statements and estimates are subject to a number of risks, including those risks identified in our Annual Report on Form 10-K for the year ending December 31, 2021.

These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in the Proxy Statement that will be filed with the SEC in connection with the proposed transaction. While the list of factors presented here is, and the list of factors to be presented in the Proxy Statement are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on the Company’s or Nordson’s consolidated financial condition, results of operations, credit rating or liquidity. Neither the Company nor Nordson undertake any obligation to update any forward-looking statements to reflect events or circumstances arising after the date on which they are made, except as required by law.

Contacts

Jeffrey A. Bertelsen, Chief Financial Officer

763-542-5000

Carla Furanna, Vice President of Global Marketing

952-820-5837